Inventories	12 Months Ended
Dec. 31, 2022
Inventories Abstract
Inventories

9.	Inventories

Inventories purchased are recorded at average cost, including warehouse and handling costs, to the extent that these costs are necessary to bring inventories to selling conditions at the stores, less bonuses received from suppliers. Inventories are evaluated at average cost or net realizable value, whichever is lower

Net realizable value is the selling price in the ordinary course of business, less the estimated costs to sell.

Inventories are reduced by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate. Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

The table below presents our inventories per location:

	2022	2021

Stores	1,286	1,646
Distribution centers	809	773
Inventories – Éxito Group	-	2,884
Real Estate Inventory – Éxito Group	-	50
Allowance for losses on inventory obsolescence and damages (note 9.2)	(49)	(96)
	2,046	5,257

9.1.	Unrealized bonuses

On December 31, 2022, unrealized bonuses, which are presented as reducing the inventory balance, amounted to R$40 (R$47 on December 31, 2021).

9.2.	Allowance for losses on inventory obsolescence and damages

	2022	2021	2020

At the beginning of the year	(96)	(72)	(95)
Additions	(113)	(63)	(40)
Business combination	-	-	-
Write-offs / reversal	141	37	16
Foreign currency translation adjustment	5	2	(4)
Deconsolidation of Sendas	-	-	51
Assets held for sale or distribution and discontinued operations	14	-	-
At the end of the year	(49)	(96)	(72)